                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)   JULY 7, 2003
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                              TELEFLEX INCORPORATED
             (Exact Name of Registrant as Specified in Its Charter)

          DELAWARE                           1-5353                     23-1147939
          --------                           -------                    ----------
(State or Other  Jurisdiction        (Commission File Number)         (IRS Employer
of Incorporation or Organization)                                   Identification No.)



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
630 WEST GERMANTOWN PIKE, SUITE 450, PLYMOUTH MEETING,  PENNSYLVANIA, PENNSYLVANIA             19462
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(Address of Principal Executive Offices)                                                     (Zip Code)

Registrant's Telephone Number, Including Area Code               (610) 834-6301
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                                 NOT APPLICABLE
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         (Former Name or Former Address, If Changed Since Last Report)

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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

      On July 7, 2003, Teleflex Incorporated issued a press release announcing that, as of July 3, 2003, it had consummated the acquisition of Koltec-Necam, B.V. The foregoing summary is subject to the full text of the press release, which is attached to this Report as Exhibit 99.1 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits.

            99.1  Press Release dated July 7, 2003.
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 7, 2003                      TELEFLEX INCORPORATED

                                         By:  /s/ Joan W. Schwartz
                                              ---------------------------------
                                             Name:   Joan W. Schwartz
                                             Title:  Assistant Secretary
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                                  EXHIBIT INDEX

99.1    Press Release dated July 7, 2003